# Grant Park Fund

## Class A, B, Legacy 1, Legacy 2, Global 1, Global 2 and Global 3 Units

Monthly Performance Report • April 2019



Consider your alternatives. **Invest smarter.**®

GRANT PARK FUND®

**This fund is closed.**

**DCM Brokers, LLC**
**Member FINRA/SIPC**
**Servicing Agent**
**555 W. Jackson Blvd., Ste. 600**
**Chicago, IL 60661**

# Market Commentary: April 2019

Overall Fund performance was positive, led by profitable positions in the equities, currencies, grains/foods, energies and metals sectors. Performance in the fixed income sector was negative.

Positive equity performance was led by positions in the S&P 500 Index, the Nasdaq 100 Index, the Dax Index and the Eurostoxx Index. The currencies sector was positive, led by positions in the Mexican peso, Swiss franc and Japanese yen. In the grains/foods sector, positions in coffee, wheat and soybeans led positive performance. Performance in the energy sector was slightly positive, where gains in natural gas and gasoline blendstock positions were partially offset by losses in gas oil positions. Performance in the metals sector was essentially unchanged, with gains in aluminum offset by losses in zinc, copper, platinum and gold.

The fixed income sector performance was negative, led by losses in German Bunds, U.S. Treasury Bonds and Short Sterling positions. Positive performance by Australian 3-Year Treasury Bonds and Australian Treasury Bills partially offset sector losses.

## A Units (Closed to New Investments)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2019 | -1.33% | 0.80% | 2.01% | 2.67% | | | | | | | | | **4.17%** |
| | 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 |
| | 10.97% | 7.00% | 15.25% | 20.03% | -7.58% | -3.44% | 9.11% | 12.63% | 19.91% | -9.23% | 4.45% | -12.95% | -6.13% |
| | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | | | | | | | |
| | -3.84% | 6.66% | -12.41% | -0.78% | -3.12% | -9.92% | | | | | | | |

## B Units (Closed to New Investments)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2019 | -1.39% | 0.74% | 1.96% | 2.65% | | | | | | | | | **3.97%** |
| | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 |
| | 7.66% | -8.40% | -4.25% | 8.28% | 11.76% | 18.88% | -9.87% | 3.80% | -13.52% | -6.74% | -4.44% | 6.07% | -12.97% |
| | 2016 | 2017 | 2018 | | | | | | | | | | |
| | -1.48% | -3.75% | -10.50% | | | | | | | | | | |

## Legacy 1 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2019 | -1.14% | 0.99% | 2.17% | 2.89% | | | | | | | | | **4.95%** |
| | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | | | |
| | -3.39% | 6.09% | -11.00% | -3.96% | -1.75% | 8.64% | -10.44% | 1.41% | -0.86% | -7.80% | | | |

## Legacy 2 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2019 | -1.16% | 0.97% | 2.09% | 2.83% | | | | | | | | | **4.76%** |
| | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | | | |
| | -3.55% | 5.73% | -11.45% | -4.26% | -1.95% | 8.55% | -10.66% | 1.14% | -1.10% | -8.03% | | | |

## Global 1 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2019 | -1.10% | 1.04% | 2.09% | 2.90% | | | | | | | | | **4.98%** |
| | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | | | |
| | -4.32% | 2.88% | -11.18% | -3.30% | -1.22% | 9.34% | -10.46% | 2.58% | -0.40% | -6.95% | | | |

## Global 2 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2019 | -1.12% | 1.02% | 2.15% | 2.88% | | | | | | | | | **4.97%** |
| | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | | | |
| | -4.64% | 2.56% | -11.43% | -3.55% | -1.44% | 9.14% | -10.64% | 2.51% | -0.62% | -7.19% | | | |

## Global 3 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2019 | -1.26% | 0.87% | 2.08% | 2.75% | | | | | | | | | **4.47%** |
| | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | | | |
| | -6.04% | 0.68% | -13.05% | -5.19% | -3.06% | 7.46% | -12.16% | 0.80% | -2.34% | -8.82% | | | |

*All historical performance is available at www.grantparkfunds.com

## A, B and Legacy Units

### Trading Performance by Sector


10%
5%
0%
-5%
-10%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
April
2019

*Performance reported is gross of fees and expenses.*

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 20% | 9% | 41% | 16% | 9% | 5% |

## Global Units

### Trading Performance by Sector


10%
5%
0%
-5%
-10%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
April
2019

*Performance reported is gross of fees and expenses.*

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 20% | 9% | 41% | 16% | 9% | 5% |

### Sector Positions at Month-End


Commodities 23%
Financials 77%
Energy 9%
Grains 9%
Metals 5%
Currencies 20%
Equities 41%
Fixed Income 16%
May 18
June 18
July 18
Aug 18
Sep 18
Oct 18
Nov 18
Dec 18
Jan 19
Feb 19
Mar 19
Apr 19
Short position
Long position

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - April 2019 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $74M |
| 12-Month Return | -1.39% |
| Average 12-Month Return | 12.25% |
| 36-Month Cumulative Return | -11.58% |
| 60-Month Cumulative Return | -10.09% |
| Compounded Annualized ROR | 8.75% |
| 3-Year Compounded Annualized ROR | -4.02% |
| 5-Year Compounded Annualized ROR | -2.10% |
| 10-Year Compounded Annualized ROR | -3.90% |
| Worst Drawdown (12/08 - 1/19) | -40.54% |
| Worst Drawdown Last 5 Years (12/08 - 1/19) | -40.54% |
| Average 1-month Gain | 5.55% |
| Average 1-month Loss | -3.88% |
| # of Winning Months | 186 |
| # of Losing Months | 178 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] April 2009 - March 2019 | | |
|---|---|---|
| ↑ ↓ | Moved in Opposite Directions | 45% |
| ↑ ↑ | Positive Results for Both | 37% |
| ↓ ↓ | Negative Results for Both | 18% |

[1] Class A Units are closed.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return:** The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR):** This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation:** This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown:** A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit:** This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.